UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     August 23, 2011

MAGELLAN GOLD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	_333-174287	27-3566922
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

P.O. Box 114, 60 Sea Walk Drive

     The Sea Ranch, CA  95497
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707) 884-3766

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBGLIATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

        Effective August 23, 2011, Magellan Gold Corporation, a Nevada corporation (the “Company”) entered into two loans, each evidenced by a Promissory Note (collectively the “Notes”) pursuant to which the Company borrowed from its President, John C. Power, the principal amount of $20,000 and from John D. Gibbs, a principal investor, the principal amount of $40,000 .  The Notes are unsecured and are due and payable, together with interest at the rate of 6% per annum on or before January 1, 2013.

ITEM 9.01:     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibit

Item	Title

99.1	Promissory Note dated August 23, 2011 in favor of John C. Power
99.2	Promissory Note dated August 23, 2011 in favor of John D. Gibbs

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magellan Gold Corporation

Date: August 24, 2011	By: _/s/ John C. Power____
John C. Power, President

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